                                                                         page 1

                             SERVICER'S CERTIFICATE
                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2003-1 Owner Trust
                          10/1/2005 through 10/31/2005

I. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
   (A) Total Portfolio Balance                                                                $1,577,277,657.84
   (B) Total Securities Balance                                                               $1,577,277,657.84
   (C) Class A-1 Notes
      (i)   Class A-1 Notes Balance                                                             $376,000,000.00
      (ii)  Class A-1 Notes Percentage (C(i)/B)                                                           23.84%
      (iii) Class A-1 Notes Rate                                                                        1.30000%
      (iv)  Class A-1 Notes Accrual Basis                                                            Actual/360
   (D) Class A-2 Notes
      (i)   Class A-2 Notes Balance                                                             $462,000,000.00
      (ii)  Class A-2 Notes Percentage (D(i)/B)                                                           29.29%
      (iii) Class A-2 Notes Rate                                                                          1.460%
      (iv)  Class A-2 Notes Accrual Basis                                                                30/360
   (E) Class A-3 Notes
      (i)   Class A-3 Notes Balance                                                             $386,000,000.00
      (ii)  Class A-3 Notes Percentage (E(i)/B)                                                           24.47%
      (iii) Class A-3 Notes Rate                                                                          1.920%
      (iv)  Class A-3 Notes Accrual Basis                                                                30/360
   (F) Class A-4 Notes
      (i)   Class A-4 Notes Balance                                                             $317,700,000.00
      (ii)  Class A-4 Notes Percentage (F(i)/B)                                                           20.14%
      (iii) Class A-4 Notes Rate                                                                          2.480%
      (iv)  Class A-4 Notes Accrual Basis                                                                30/360
   (G) Certificates
      (i)   Certificates Balance                                                                 $35,577,657.84
      (ii)  Certificates Percentage (G(i)/B)                                                               2.26%
      (iii) Certificates Rate                                                                             2.480%
      (iv)  Certificates Accrual Basis                                                                   30/360
   (H) Servicing Fee Rate                                                                                  1.00%
   (I) Portfolio Summary
      (i)   Weighted Average Coupon (WAC)                                                                  5.55%
      (ii)  Weighted Average Original Maturity (WAOM)                                                     57.35 months
      (iii) Weighted Average Remaining Maturity (WAM)                                                     50.82 months
      (iv)  Number of Receivables                                                                       104,014
   (J) Reserve Fund
      (i)   Reserve Account Initial Deposit Percentage                                                     0.50%
      (ii)  Reserve Account Initial Deposit                                                       $7,886,388.29
      (iii) Specified Reserve Account Percentage                                                           0.75%
      (iv)  Specified Reserve Account Balance                                                     $7,886,388.29
   (K) Yield Supplement Account Deposit                                                             $267,720.61

II. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
-------------------------------------------------
   (A) Total Portfolio Balance                                                                  $330,002,293.18
   (B) Total Securities Balance                                                                 $330,002,293.18
   (C) Cumulative Note and Certificate Pool Factor                                                    0.2092227
   (D) Class A-1 Notes
      (i)   Class A-1 Notes Balance                                                                       $0.00
      (ii)  Class A-1 Notes Pool Factor                                                               0.0000000
      (iii) Class A-1 Notes Interest Carryover Shortfall                                                  $0.00
      (iv)  Class A-1 Notes Principal Carryover Shortfall                                                 $0.00
   (E) Class A-2 Notes
      (i)   Class A-2 Notes Balance                                                                       $0.00
      (ii)  Class A-2 Notes Pool Factor                                                               0.0000000
      (iii) Class A-2 Notes Interest Carryover Shortfall                                                  $0.00
      (iv)  Class A-2 Notes Principal Carryover Shortfall                                                 $0.00
   (F) Class A-3 Notes
      (i)   Class A-3 Notes Balance                                                               $2,147,552.12
      (ii)  Class A-3 Notes Pool Factor                                                               0.0055636
      (iii) Class A-3 Notes Interest Carryover Shortfall                                                  $0.00
      (iv)  Class A-3 Notes Principal Carryover Shortfall                                                 $0.00
   (G) Class A-4 Notes
      (i)   Class A-4 Notes Balance                                                             $317,700,000.00
      (ii)  Class A-4 Notes Pool Factor                                                               1.0000000
      (iii) Class A-4 Notes Interest Carryover Shortfall                                                  $0.00
      (iv)  Class A-4 Notes Principal Carryover Shortfall                                                 $0.00
   (H) Certificates
      (i)   Certificates Balance                                                                 $10,154,741.06
      (ii)  Certificates Pool Factor                                                                  0.2854247
      (iii) Certificates Interest Carryover Shortfall                                                     $0.00
      (iv)  Certificates Principal Carryover Shortfall                                                    $0.00
   (I) Servicing Fee
      (i)   Servicing Fee Shortfall                                                                       $0.00
   (J) End of Prior Month Account Balances
      (i)   Reserve Account                                                                       $7,886,388.29
      (ii)  Yield Supplement Account                                                                    $844.91
      (iii) Payahead Account                                                                             ($0.00)
      (iv)  Advances Outstanding                                                                    $239,606.89
   (K) Portfolio Summary as of End of Prior Month
      (i)   Weighted Average Coupon (WAC)                                                                  5.53%
      (ii)  Weighted Average Remaining Maturity (WAM)                                                     21.60 months
      (iii) Number of Receivables                                                                        49,622
   (L) Note and Certificate Principal Distribution Percentages
      (i)   Note Percentage                                                                               97.04%
      (ii)  Certificate Percentage                                                                         2.96%

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                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2003-1 Owner Trust
                          10/1/2005 through 10/31/2005

III. MONTHLY INPUTS FROM THE MAINFRAME
--------------------------------------
   (A) Precomputed Contracts Principal
      (i)   Scheduled Principal Collections                                                                  $1,685.66
      (ii)  Prepayments in Full                                                                                  $0.00
      (iii) Prepayments in Full due to Repurchases                                                               $0.00
   (B) Precomputed Contracts Collections                                                                     $1,526.70
   (C) Precomputed Receivables Interest (B-A((i)+(ii)+(iii)))                                                 ($158.96)
   (D) Simple Interest Receivables Principal
      (i)   Principal Collections                                                                       $15,844,941.40
      (ii)  Prepayments in Full                                                                          $6,027,303.77
      (iii) Repurchased Receivables Related to Principal                                                         $0.00
   (E) Simple Interest Receivables Interest
      (i)   Simple Interest Collections                                                                  $1,505,288.31
   (F) Payment Advance for Precomputes
      (i)   Reimbursement of Previous Advances                                                                   $0.00
      (ii)  Current Advance Amount                                                                               $0.00
   (G) Interest Advance for simple Interest - Net                                                           ($9,513.45)
   (H) Payahead Account
      (i)   Payments Applied                                                                                   $306.23
      (ii)  Additional Payaheads                                                                               $306.23
   (I) Portfolio Summary as of End of Month
      (i)   Weighted Average Coupon (WAC)                                                                         5.52%
      (ii)  Weighted Average Remaining Maturity (WAM)                                                            20.68 months
      (iii) Remaining Number of Receivables                                                                     48,158
   (J) Delinquent Receivables                                       # Units         Dollar Amount
                                                                 ------------   ---------------------
      (i)   31-60 Days Delinquent                                1,960   4.07%  $13,782,439.72   4.48%
      (ii)  61-90 Days Delinquent                                  459   0.95%   $3,453,966.47   1.12%
      (ii)  91 Days or More Delinquent                             125   0.26%   $1,023,420.68   0.33%
   (K) Vehicles Repossessed During Collection Period                26   0.05%     $196,071.87   0.06%
   (L) Total Repossessed Vehicles in Inventory                      43   0.09%     $337,000.13   0.11%

IV. INPUTS DERIVED FROM OTHER SOURCES
-------------------------------------
   (A) Collection Account Investment Income                                                                      $0.00
   (B) Reserve Account Investment Income                                                                    $23,995.07
   (C) Yield Supplement Account Investment Income                                                                $2.87
   (D) Trust Fees Expense                                                                                        $0.00
   (E) Aggregate Net Losses for Collection Period                                                            53,609.77
   (F) Liquidated Receivables Information
      (i)   Gross Principal Balance on Liquidated Receivables                                               397,361.57
      (ii)  Liquidation Proceeds                                                                            109,765.37
      (ii)  Recoveries from Prior Month Charge Offs                                                         233,986.43
   (G) Days in Accrual Period                                                                                       31
   (H) Deal age                                                                                                     33

                                                   MONTHLY COLLECTIONS
                                                   -------------------

V. INTEREST COLLECTIONS
-----------------------
   (A) Total Interest Collections (III(C)+E(i)-F(i)+F(ii)+G)                                             $1,495,615.90

VI. PRINCIPAL COLLECTIONS
-------------------------

   (A) Principal Payments Received (III(A((i)+(ii))+(D(i)+(ii)))                                        $21,873,930.83
   (B) Liquidation Proceeds (IV(F(i)))                                                                      109,765.37
   (C) Repurchased Loan Proceeds Related to Principal (III(A(iii)+D(iii)))                                        0.00
   (D) Recoveries from Prior Month Charge Offs (IV(F(ii)))                                                  233,986.43
                                                                                                        --------------
   (E) Total Principal Collections (A+B+C+D)                                                            $22,217,682.63

VII. TOTAL INTEREST AND PRINCIPAL COLLECTIONS (V(A)+VI(E))                                              $23,713,298.53
----------------------------------------------------------                                              --------------

VIII. YIELD SUPPLEMENT DEPOSIT                                                                                  $73.26
------------------------------                                                                                  ------

IX. TOTAL AVAILABLE AMOUNT (VII+VIII)                                                                   $23,713,371.79
-------------------------------------                                                                   --------------

                                                   MONTHLY DISTRIBUTIONS
                                                   ---------------------

X. FEE DISTRIBUTIONS
--------------------

   (A) Servicing Fee
      (i)   Servicing Fee Due (I(H)/12)(II(B))+(II(H)(i))                                                  $275,001.91
      (ii)  Servicing Fee Paid                                                                              275,001.91
                                                                                                        --------------
      (iii) Servicing Fee Shortfall                                                                              $0.00
   (B) Reserve Account Investment Income (IV(B))                                                            $23,995.07
   (C) Yield Supplement Account Investment Income (IV(C))                                                        $0.00
   (D) Trust Fees Expense (IV(D))                                                                                $0.00

XI. DISTRIBUTIONS TO NOTEHOLDERS
--------------------------------

   (A) Interest
      (i)   Class A-1 Notes
            (a) Class A-1 Notes Interest Due                                                                     $0.00
            (b) Class A-1 Notes Interest Paid                                                                     0.00
                                                                                                        --------------
            (c) Class A-1 Notes Interest Shortfall                                                               $0.00
      (ii)  Class A-2 Notes
            (a) Class A-2 Notes Interest Due                                                                     $0.00
            (b) Class A-2 Notes Interest Paid                                                                     0.00
                                                                                                        --------------
            (c) Class A-2 Notes Interest Shortfall                                                               $0.00
      (iii) Class A-3 Notes
            (a) Class A-3 Notes Interest Due                                                                 $3,436.08
            (b) Class A-3 Notes Interest Paid                                                                 3,436.08
                                                                                                        --------------
            (c) Class A-3 Notes Interest Shortfall                                                               $0.00

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                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2003-1 Owner Trust
                          10/1/2005 through 10/31/2005

      (iv)  Class A-4 Notes
            (a) Class A-4 Notes Interest Due                                                              $656,580.00
            (b) Class A-4 Notes Interest Paid                                                              656,580.00
                                                                                                       --------------
            (c) Class A-4 Notes Interest Shortfall                                                              $0.00
      (v)   Total Note Interest
            (a) Total Note Interest Due                                                                   $660,016.08
            (b) Total Note Interest Paid                                                                   660,016.08
                                                                                                      ---------------
            (c) Total Note Interest Shortfall                                                                   $0.00
            (d) Reserve Account  Withdrawal for Note Interest                                                   $0.00
Amount available for distributions after Fees & Interest
   (IX-(X(A)(ii)-(D))-XI(A)(v)(b))                                                                     $22,778,353.80
   (B) Principal
      (i)   Noteholders' Principal Distribution Amounts                                                $21,612,062.14
      (ii)  Class A-1 Notes Principal
            (a) Class A-1 Notes Principal Due                                                                   $0.00
            (b) Class A-1 Notes Principal Paid                                                                   0.00
                                                                                                      ---------------
            (c) Class A-1 Notes Principal Shortfall                                                             $0.00
            (d) Reserve Account Withdrawal                                                                      $0.00
      (iii) Class A-2 Notes Principal
            (a) Class A-2 Notes Principal Due                                                                   $0.00
            (b) Class A-2 Notes Principal Paid                                                                   0.00
                                                                                                      ---------------
            (c) Class A-2 Notes Principal Shortfall                                                             $0.00
            (d) Reserve Account Withdrawal                                                                      $0.00
      (iv)  Class A-3 Notes Principal
            (a) Class A-3 Notes Principal Due                                                           $2,147,552.12
            (b) Class A-3 Notes Principal Paid                                                           2,147,552.12
                                                                                                      ---------------
            (c) Class A-3 Notes Principal Shortfall                                                             $0.00
            (d) Reserve Account Withdrawal                                                                      $0.00
      (v)   Class A-4 Notes Principal
            (a) Class A-4 Notes Principal Due                                                          $19,464,510.02
            (b) Class A-4 Notes Principal Paid                                                          19,464,510.02
                                                                                                      ---------------
            (c) Class A-4 Notes Principal Shortfall                                                             $0.00
            (d) Reserve Account Withdrawal                                                                      $0.00
      (vi)  Total Notes Principal
            (a) Total Notes Principal Due                                                               21,612,062.14
            (b) Total Notes Principal Paid                                                              21,612,062.14
                                                                                                      ---------------
            (c) Total Notes Principal Shortfall                                                                 $0.00
            (d) Reserve Account Withdrawal                                                                      $0.00

XII. RESERVE FUND DEPOSIT
-------------------------

      Amount available for deposit into reserve account                                                 $1,166,291.66
      Amount deposited into reserve account                                                                      0.00
      Excess Amount Released from Reserve Account                                                                0.00
                                                                                                      ---------------
      Excess funds available to Certificateholders                                                       1,166,291.66
                                                                                                      ---------------

XIII. DISTRIBUTIONS TO CERTIFICATEHOLDERS
-----------------------------------------

   (A) Interest
      (i)   Certificate Monthly Interest Due                                                               $20,986.46
      (ii)  Certificate Interest Shortfall Beginning Balance                                                    $0.00
                                                                                                      ---------------
      (iii) Total Certificate Interest Due                                                                 $20,986.46
      (iv)  Certificate Interest Paid                                                                       20,986.46
                                                                                                      ---------------
      (v)   Certificate Interest Shortfall Ending Balance                                                       $0.00
   (B) Principal
      (i)   Certificate Monthly Principal Due                                                             $659,230.26
      (ii)  Certificate Principal Shortfall Beginning Balance                                                   $0.00
                                                                                                      ---------------
      (iii) Total Certificate Principal Due                                                               $659,230.26
      (iv)  Certificate Principal Paid                                                                     659,230.26
                                                                                                      ---------------
      (v)   Certificate Principal Shortfall Ending Balance                                                      $0.00
   (C) Release to Seller                                                                                  $486,074.94

                                                  DISTRIBUTIONS SUMMARY
                                                  ---------------------

   (A) Total Collections                                                                               $23,713,371.79
   (B) Service Fee                                                                                        $275,001.91
   (C) Trustee Fees                                                                                              0.00
   (D) Class A1 Amount                                                                                          $0.00
   (E) Class A2 Amount                                                                                          $0.00
   (F) Class A3 Amount                                                                                  $2,150,988.20
   (G) Class A4 Amount                                                                                 $20,121,090.02
   (H) Amount Deposited into Reserve Account                                                                    $0.00
   (I) Certificateholders                                                                                 $680,216.72
   (J) Release to seller                                                                                  $486,074.94
   (K) Total amount distributed                                                                        $23,713,371.79
   (L) Amount of Draw from Reserve Account                                                                       0.00
   (M) Excess Amount Released from Reserve Account                                                               0.00

                                               PORTFOLIO AND SECURITY SUMMARY
                                               ------------------------------

XIV. POOL BALANCES AND PORTFOLIO INFORMATION
--------------------------------------------

                                                                                       Beginning            End
                                                                                       of Period         of Period
                                                                                    ---------------   ---------------
   (A) Balances and Principal Factors
      (i)    Aggregate Balance of Notes                                             $319,847,552.12   $298,235,489.98
      (ii)   Note Pool Factor                                                             0.2074642         0.1934459
      (iii)  Class A-1 Notes Balance                                                           0.00              0.00
      (iv)   Class A-1 Notes Pool Factor                                                  0.0000000         0.0000000
      (v)    Class A-2 Notes Balance                                                           0.00              0.00
      (vi)   Class A-2 Notes Pool Factor                                                  0.0000000         0.0000000
      (vii)  Class A-3 Notes Balance                                                   2,147,552.12              0.00
      (viii) Class A-3 Notes Pool Factor                                                  0.0055636         0.0000000
      (ix)   Class A-4 Notes Balance                                                 317,700,000.00    298,235,489.98
      (x)    Class A-4 Notes Pool Factor                                                  1.0000000         0.9387330

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                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2003-1 Owner Trust
                          10/1/2005 through 10/31/2005

      (xi)   Certificates Balance                                                     10,154,741.06      9,495,510.80
      (xii)  Certificates Pool Factor                                                     0.2854247         0.2668953
      (xiii) Total Principal Balance of Notes and Certificates                       330,002,293.18    307,731,000.78
   (B) Portfolio Information
      (i)    Weighted Average Coupon (WAC)                                                     5.53%              5.52%
      (ii)  Weighted Average Remaining Maturity (WAM)                                         21.60 months       20.68 months
      (iii) Remaining Number of Receivables                                                  49,622             48,158
      (iv)  Portfolio Receivable Balance                                            $330,002,293.18    $307,731,000.78
   (C) Outstanding Advance Amount                                                       $239,606.89        $230,093.44
   (D) Outstanding Payahead Balance                                                          ($0.00)            ($0.00)

                                                   SUMMARY OF ACCOUNTS
                                                   -------------------

XV. RECONCILIATION OF RESERVE ACCOUNT
-------------------------------------

   (A) Beginning Reserve Account Balance                                                                 $7,886,388.29
   (B) Draws                                                                                                      0.00
      (i)   Draw for Servicing Fee                                                                                0.00
      (ii)  Draw for Interest                                                                                     0.00
      (iii) Draw for Realized Losses                                                                              0.00
   (C) Excess Interest Deposited into the Reserve Account                                                         0.00
   (D) Reserve Account Balance Prior to Release                                                           7,886,388.29
   (E) Reserve Account Required Amount                                                                    7,886,388.29
   (F) Final Reserve Account Required Amount                                                              7,886,388.29
   (G) Excess Reserve Account Amount                                                                              0.00
   (H) Ending Reserve Account Balance                                                                     7,886,388.29

XVI. RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
-----------------------------------------------

   (A) Beginning Yield Supplement Account Balance                                                               844.91
   (B) Investment Earnings                                                                                        2.87
   (C) Investment Earnings Withdraw                                                                               0.00
   (D) Additional Yield Supplement Amounts                                                                        0.00
   (E) Yield Supplement Deposit Amount                                                                           73.26
                                                                                                       ---------------
   (F) Ending Yield Supplement Account Balance                                                                  774.52

XVII. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
-----------------------------------------------

   (A) Liquidated Contracts
      (i)   Liquidation Proceeds                                                                           $109,765.37
      (ii)  Recoveries on Previously Liquidated Contracts                                                   233,986.43
   (B) Aggregate Net Losses for Collection Period                                                            53,609.77
   (C) Net Loss Rate for Collection Period (annualized)                                                           0.20%
   (D) Cumulative Net Losses for all Periods                                                             10,146,285.88

   (E) Delinquent Receivables

                                                                   # Units         Dollar Amount
                                                                ------------   ---------------------
      (i)   30-59 Days Delinquent                               1,960   4.07%  $13,782,439.72   4.48%
      (ii)  60-89 Days Delinquent                                 459   0.95%   $3,453,966.47   1.12%
      (ii)  90 Days or More Delinquent                            125   0.26%   $1,023,420.68   0.33%

XVIII. REPOSSESSION ACTIVITY
----------------------------

                                                                   # Units         Dollar Amount
                                                                ------------   ---------------------
   (A) Vehicles Repossessed During Collection Period               26   0.05%     $196,071.87   0.06%
   (B) Total Repossessed Vehicles in Inventory                     43   0.09%     $337,000.13   0.11%

XIX.  TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
-------------------------------------------------------------

   (A) Ratio of Net Losses to the Pool Balance as of
      Each Collection Period
      (i)   Second Preceding Collection Period                                                                   -0.31%
      (ii)  Preceding Collection Period                                                                           0.45%
      (iii) Current Collection Period                                                                             0.20%
      (iv)  Three Month Average (Avg(i,ii,iii))                                                                   0.11%
   (B) Ratio of Balance of Contracts Delinquent 61 Days or
      More to the Outstanding Balance of Receivables.
      (i)   Second Preceding Collection Period                                                                    1.46%
      (ii)  Preceding Collection Period                                                                           1.26%
      (iii) Current Collection Period                                                                             1.30%
      (iv)  Three Month Average (Avg(i,ii,iii))                                                                   1.34%

   (C) Loss and Delinquency Trigger Indicator                                                     Trigger was not hit.

I hereby certify that the servicing report provided is true and accurate to the best of my knowledge.

/s/ John I. Weisickle
-----------------------------
Mr. John Weisickle
Vice President